SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
          --------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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     (2) Aggregate number of securities to which transaction applies:
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (4) Date Filed:
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ICN Pharmaceuticals, Inc. issued the following press release on April 26, 2002.

                 [Letterhead of ICN Pharmaceuticals, Inc.]


        ICN PHARMACEUTICALS TO ANNOUNCE FIRST QUARTER 2002 EARNINGS
                            ON THURSDAY, MAY 2ND

COSTA MESA,  Calif. - April 26, 2002 -- ICN  Pharmaceuticals,  Inc.  (NYSE:
ICN) announced today that it will host a conference call and webcast on Thursday, May 2, 2002 at 10:00 a.m. EDT (7:00 a.m. PDT) to discuss its earnings results for the first quarter of 2002. The dial-in-number to participate live on this call is (719) 457-2657, confirmation code 702327. A replay will be available approximately two hours following conclusion of the conference call through Tuesday, May 7, 2002, and can be accessed by dialing (719) 457-0820.

To access the webcast, go to ICN's corporate website at www.icnpharm.com and click on the Investor Relations button.

ICN Pharmaceuticals, Inc., headquartered in Costa Mesa, California, is an innovative, research-based specialty pharmaceuticals company. Its focus is on antivirals, dermatologicals and oncology.

Additional information is also available on the Company's website at www.icnpharm.com.
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ICN has filed a preliminary  proxy statement  relating to ICN's 2002 annual meting of stockholders with the Securities and Exchange Commission on April 19, 2002 and will file with the SEC and forward to ICN stockholders a definitive proxy statement. ICN stockholders are strongly advised to read the definitive proxy statement when it becomes available, as it will contain important information. Stockholders may obtain the preliminary proxy statement and will be able to obtain the definitive proxy statement, when available, and any amendments to the proxy statement and other documents filed by ICN with the SEC for free at the Internet website maintained by the SEC at www.sec.gov. In addition, ICN will mail the definitive proxy statement to each stockholder of record on April 9, 2002. ICN will also make additional copies of the definitive proxy statement and any amendments to the definitive proxy statement available for free to ICN's stockholders. Please direct your request for the definitive proxy statement to Investor Relations, ICN Pharmaceuticals, Inc., 3300 Hyland Avenue, Costa Mesa, California 92626, telephone (714) 545-0100, extension 3013.

ICN, its executive officers and directors and director nominees may be deemed to be participants in the solicitation of proxies for ICN's 2002 annual meeting of stockholders. Information regarding these participants is contained in the preliminary proxy statement filed with the SEC on April 19, 2002.


THE 'SAFE HARBOR' STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. This press release contains forward-looking statements that involve risks and uncertainties, including but not limited to, projections of future sales, operating income returns on invested assets, regulatory approval processes, and other risks detailed from time to time in the Company's Securities and Exchange Commission filing.

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